                                                                Exhibit 99.01

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:          ALLIED PRODUCTS CORPORATION    CASE NO.       00 B 28798
                    ---------------------------               -----------------


               SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)
               --------------------------------------------------

               For Month Ending October 31, 2000
                                ----------


BEGINNING BALANCE IN ALL ACCOUNTS                $         -
                                                 -----------
RECEIPTS:
            1. Receipts from operations          $    51,867
                                                 -----------
            2. Other Receipts                    $    13,474
                                                 -----------
            3. General Motors Funding            $ 1,289,000
                                                 -----------

DISBURSEMENTS:
            3. Net payroll:
              a. Officers                        $   (35,247)
                                                 -----------
              b. Others                          $  (427,074)
                                                 -----------

            4. Taxes
              a. Federal Income Taxes            $  (119,926)
                                                 -----------
              b. FICA withholdings               $   (46,626)
                                                 -----------
              c. Employee's withholdings (2)     $   (25,711)
                                                 -----------
              d. Employer's FICA                 $   (46,784)
                                                 -----------
              e. Federal Unemployment Taxes      $         -
                                                 -----------
              f. State Income Tax                $   (22,188)
                                                 -----------
              g. State Employee withholdings     $         -
                                                 -----------
              h. All other state taxes           $       (11)
                                                 -----------

            5. Necessary expenses:
              a. Rent or mortgage payments (s)   $    (1,137)
                                                 -----------
              b. Utilities                       $    (4,451)
                                                 -----------
              c. Insurance                       $  (285,687)
                                                 -----------
              d. Merchandise bought for
                    manufacture or sale          $   (15,830)
                                                 -----------
              e. Other necessary expenses
                    Stay Bonuses                 $         -
                                                 -----------
                    Professional/Trustee Fees    $   (50,000)
                                                 -----------
                    All Other Disbursements      $   (30,981)
                                                 -----------
TOTAL DISBURSEMENTS                              $(1,111,654)
                                                 -----------


NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                          $ 242,687
                                                                             ---------

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798   $ 346,038
                                                                             ---------
            OPERATING ACCOUNT: 5800272592
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798   $  31,882
                                                                             ---------
            PAYROLL ACCOUNT: 5800272618
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798   $(148,765)
                                                                             ---------
            ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
            PAYROLL ACCOUNT: 5800026501                                      $  13,533
                                                                             ---------
ENDING BALANCE IN ALL ACCOUNTS                   $ 242,687
                                                 ---------
                                                 ---------

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments

                                    OPERATING REPORT Page 1
                                        Exhibit "B"

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: ALLIED PRODUCTS CORPORATION               CASE NO.:    00 B 28798
           ---------------------------                            ----------

                                RECEIPTS LISTING
                                ----------------

                       FOR MONTH ENDING October 31, 2000
                                        ----------



SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF OCTOBER 2, 2000 THROUGH OCTOBER 31, 2000 (1) (2)



        DATE RECEIVED                           DESCRIPTION                                 AMOUNT
        -------------                           -----------                               ------------
      Various                     General Motors                                           $ 1,289,000
      None                        Chrysler Progress Payments                                         -
      None                        Chrysler Holdbacks                                                 -
      None                        Chrysler Repairs                                                   -
      None                        Misc. Holdbacks & Acceptances                                      -
      None                        Verson Std. Products                                               -
      None                        Corporate                                                          -
      None                        Receipt of Escrow                                                  -
      None                        Note Receivable                                                    -
                                  Additional Receipts
      Various                                Employee Related/COBRA Receipts                    13,474
      Various                                Parts & Service Receipts                           51,867
                                                                                        ---------------
                     TOTAL RECEIPTS                                                        $ 1,354,341
                                                                                        ---------------
                                                                                        ---------------











(1) Please see attached pages for the detail of receipts by Company bank account
(2) Excludes receipts that inure to the benefit of Foothill Capital Corporation

                                 OPERATING REPORT Page 2 (3 of 24)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION               CASE NO.:    00 B 28798
              ---------------------------                            ----------

                                RECEIPTS LISTING
                                ----------------

                       FOR MONTH ENDING October 31, 2000
                                        ----------

Bank:         LASALLE BANK N.A.
              -----------------------------------------------------------------

Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
              -----------------------------------------------------------------

Account Name: ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
              -----------------------------------------------------------------

Account No.:  5800272592
              -----------------------------------------------------------------



      DATE RECEIVED                         DESCRIPTION                                  AMOUNT
      -------------                         -----------                               ------------

      Various                   General Motors                                           $ 1,289,000
      None                      Chrysler Progress Payments                                         -
      None                      Chrysler Holdbacks                                                 -
      None                      Chrysler Repairs                                                   -
      None                      Misc. Holdbacks & Acceptances                                      -
      None                      Verson Std. Products                                               -
      None                      Corporate                                                          -
      None                      Receipt of Escrow                                                  -
      None                      Note Receivable                                                    -
                                Additional Receipts
      Various                              Employee Related/COBRA Receipts                    13,474
      Various                              Parts & Service Receipts                           51,867
                                                                                      ---------------
                   TOTAL  RECEIPTS                                                       $ 1,354,341
                                                                                      ---------------
                                                                                      ---------------











Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                                 OPERATING REPORT Page 2 (4 of 24)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     ALLIED PRODUCTS CORPORATION             CASE NO.:    00 B 28798
               ---------------------------                          ----------

                                RECEIPTS LISTING
                                ----------------

                       FOR MONTH ENDING October 31, 2000
                                        ----------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------
Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------
Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
               ----------------------------------------------------------------
Account No.:   5800272618
               ----------------------------------------------------------------



      DATE RECEIVED                         DESCRIPTION                                  AMOUNT
      -------------                         -----------                               ------------
      None                        General Motors                                       $         -
      None                        Chrysler Progress Payments                                     -
      None                        Chrysler Holdbacks                                             -
      None                        Chrysler Repairs                                               -
      None                        Misc. Holdbacks & Acceptances                                  -
      None                        Verson Std. Products                                           -
      None                        Corporate                                                      -
      None                        Receipt of Escrow                                              -
      None                        Note Receivable                                                -
                                  Additional Receipts
      None                                   Employee Related/COBRA Receipts                     -
      None                                   Parts & Service Receipts                            -

                                                                                       ------------
                     TOTAL  RECEIPTS                                                   $         -
                                                                                       ------------
                                                                                       ------------











Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                                 OPERATING REPORT Page 2 (5 of 24)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     ALLIED PRODUCTS CORPORATION              CASE NO.:    00 B 28798
               ---------------------------                           ----------

                                RECEIPTS LISTING
                                ----------------

                       FOR MONTH ENDING October 31, 2000
                                        ----------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------
Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------
Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
               ----------------------------------------------------------------
Account No.:   5800272600
               ----------------------------------------------------------------


        DATE RECEIVED                         DESCRIPTION                                 AMOUNT
        -------------                         -----------                               ------------
      None                        General Motors                                         $         -
      None                        Chrysler Progress Payments                                       -
      None                        Chrysler Holdbacks                                               -
      None                        Chrysler Repairs                                                 -
      None                        Misc. Holdbacks & Acceptances                                    -
      None                        Verson Std. Products                                             -
      None                        Corporate                                                        -
      None                        Receipt of Escrow                                                -
      None                        Note Receivable                                                  -
                                  Additional Receipts
      None                                   Employee Related/COBRA Receipts                       -
      None                                   Parts & Service Receipts                              -

                                                                                        -------------
                     TOTAL  RECEIPTS                                                     $         -
                                                                                        -------------
                                                                                        -------------












Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                                 OPERATING REPORT Page 2 (6 of 24)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     ALLIED PRODUCTS CORPORATION              CASE NO.:    00 B 28798
               ---------------------------                           ----------

                                RECEIPTS LISTING
                                ----------------

                       FOR MONTH ENDING October 31, 2000
                                        ----------

Bank:          LASALLE BANK N.A.
               ---------------------------------------------------------------
Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ---------------------------------------------------------------
Account Name:  VERSON CORPORATION PAYROLL ACCOUNT
               ---------------------------------------------------------------
Account No.:   5800026501
               ---------------------------------------------------------------



      DATE RECEIVED                         DESCRIPTION                                 AMOUNT
      -------------                         -----------                               ------------

      None                      General Motors                                          $       -
      None                      Chrysler Progress Payments                                      -
      None                      Chrysler Holdbacks                                              -
      None                      Chrysler Repairs                                                -
      None                      Misc. Holdbacks & Acceptances                                   -
      None                      Verson Std. Products                                            -
      None                      Corporate                                                       -
      None                      Receipt of Escrow                                               -
      None                      Note Receivable                                                 -
                                Additional Receipts
      None                                 Employee Related/COBRA Receipts                      -
      None                                 Parts & Service Receipts                             -

                                                                                      ------------
                   TOTAL  RECEIPTS                                                      $       -
                                                                                      ------------
                                                                                      ------------












Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                                 OPERATING REPORT Page 2 (7 of 24)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION               CASE NO.:    00 B 28798
           ---------------------------                            ----------

                              DISBURSEMENT LISTING
                              --------------------

                       FOR MONTH ENDING October 31, 2000
                                        ----------

SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF OCTOBER 2, 2000 THROUGH OCTOBER 31, 2000 (1)


DATE DISBURSED      CHECK/WIRE NO.           DESCRIPTION                      AMOUNT
--------------      --------------           -----------                      ------
   Various             Various           Salaries & Benefits             $   (863,782)
     None               None             Stay Bonus                                 -
   Various             Various           Utilities                             (4,451)
   Various             Various           Rents & Leases                        (1,137)
   Various             Various           Remaining Man. Costs                 (15,830)
     None               None             Pre-Petition Vendor Payments               -
     None               None             Real Estate Taxes                          -
     None               None             Other Taxes                                -
     None               None             Promised Payments                          -
     None               None             Verson Std. Products                       -
     None               None             Parts Purchases                            -
   Various             Various           Professional/Trustee Fees            (50,000)
     None               None             Foothill Principle Payments                -
     None               None             Boeing Letter of Credit                    -
     None               None             Foothill Interest & Fees                   -
   Various             Various           All Other                           (176,454)
                                                                       --------------
                                       TOTAL DISBURSEMENTS               $ (1,111,654)
                                                                        --------------
                                                                        --------------

(1) Please see attached pages for the detail of disbursements by Company bank account

                                 OPERATING REPORT Page 3 (8 of 24)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION             CASE NO.:    00 B 28798
                ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                       FOR MONTH ENDING October 31, 2000
                                        ----------

Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------
Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------
Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                ---------------------------------------------------------
Account No.:    5800272592
                ---------------------------------------------------------


DATE DISBURSED      CHECK/WIRE NO.           DESCRIPTION                      AMOUNT
--------------      --------------           -----------                      ------
    Various             Various              Salaries & Benefits             $  (220,963)
      None               None                Stay Bonus                                -
      None               None                Utilities                                 -
      None               None                Rents & Leases                            -
      None               None                Remaining Man. Costs                      -
      None               None                Pre-Petition Vendor Payments              -
      None               None                Real Estate Taxes                         -
      None               None                Other Taxes                               -
      None               None                Promised Payments                         -
      None               None                Verson Std. Products                      -
      None               None                Parts Purchases                           -
    Various             Various              Professional/Trustee Fees           (50,000)
      None               None                Foothill Principle Payments               -
      None               None                Boeing Letter of Credit                   -
      None               None                Foothill Interest & Fees                  -
    Various             Various              All Other                           (76,975)
                                                                             -----------
                                  TOTAL DISBURSEMENTS                        $  (347,938)
                                                                             -----------
                                                                             -----------

    You must create a separate list for each bank account for which disbursements were made during the month.

                             OPERATING REPORT Page 3 (9 of 24)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION             CASE NO.:    00 B 28798
                ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                       FOR MONTH ENDING October 31, 2000
                                        ----------

Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------
Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------
Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ---------------------------------------------------------
Account No.:    5800272618
                ---------------------------------------------------------


DATE DISBURSED      CHECK/WIRE NO.           DESCRIPTION                      AMOUNT
--------------      --------------           -----------                      ------
   Various             Various               Salaries & Benefits              $ (416,209)
     None               None                 Stay Bonus                                -
     None               None                 Utilities                                 -
     None               None                 Rents & Leases                            -
     None               None                 Remaining Man. Costs                      -
     None               None                 Pre-Petition Vendor Payments              -
     None               None                 Real Estate Taxes                         -
     None               None                 Other Taxes                               -
     None               None                 Promised Payments                         -
     None               None                 Verson Std. Products                      -
     None               None                 Parts Purchases                           -
     None               None                 Professional/Trustee Fees                 -
     None               None                 Foothill Principle Payments               -
     None               None                 Boeing Letter of Credit                   -
     None               None                 Foothill Interest & Fees                  -
     None               None                 All Other                                 -
                                                                              ----------
                                  TOTAL DISBURSEMENTS                         $ (416,209)
                                                                              -----------
                                                                              -----------





      You must create a separate list for each bank account for which disbursements were made during the month.

                                 OPERATING REPORT Page 3 (10 of 24)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION             CASE NO.:    00 B 28798
                ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                       FOR MONTH ENDING October 31, 2000
                                        ----------

Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------------
Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------
Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                ---------------------------------------------------------------
Account No.:    5800272600
                ---------------------------------------------------------------


DATE DISBURSED      CHECK/WIRE NO.           DESCRIPTION                      AMOUNT
--------------      --------------           -----------                      ------
   Various             Various               Salaries & Benefits              $ (138,696)
     None               None                 Stay Bonus                                -
   Various             Various               Utilities                            (4,451)
   Various             Various               Rents & Leases                       (1,137)
   Various             Various               Remaining Man. Costs                (15,830)
     None               None                 Pre-Petition Vendor Payments              -
     None               None                 Real Estate Taxes                         -
     None               None                 Other Taxes                               -
     None               None                 Promised Payments                         -
     None               None                 Verson Std. Products                      -
     None               None                 Parts Purchases                           -
     None               None                 Professional/Trustee Fees                 -
     None               None                 Foothill Principle Payments               -
     None               None                 Boeing Letter of Credit                   -
     None               None                 Foothill Interest & Fees                  -
   Various             Various               All Other                           (95,926)

                                                                             -----------
                                  TOTAL DISBURSEMENTS                         $ (256,040)
                                                                             -----------
                                                                             -----------

      You must create a separate list for each bank account for which disbursements were made during the month.

                                 OPERATING REPORT Page 3 (11 of 24)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION             CASE NO.:    00 B 28798
                ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                       FOR MONTH ENDING October 31, 2000
                                        ----------

Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------
Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------
Account Name:   VERSON CORPORATION PAYROLL ACCOUNT
                ---------------------------------------------------------
Account No.:    5800026501
                ---------------------------------------------------------

DATE DISBURSED      CHECK/WIRE NO.           DESCRIPTION                      AMOUNT
--------------      --------------           -----------                      ------
   Various             Various              Salaries & Benefits              $ (87,914)
     None               None                Stay Bonus                               -
     None               None                Utilities                                -
     None               None                Rents & Leases                           -
     None               None                Remaining Man. Costs                     -
     None               None                Pre-Petition Vendor Payments             -
     None               None                Real Estate Taxes                        -
     None               None                Other Taxes                              -
     None               None                Promised Payments                        -
     None               None                Verson Std. Products                     -
     None               None                Parts Purchases                          -
     None               None                Professional/Trustee Fees                -
     None               None                Foothill Principle Payments              -
     None               None                Boeing Letter of Credit                  -
     None               None                Foothill Interest & Fees                 -
     None               None                All Other                           (3,553)
                                                                             ----------
                                 TOTAL DISBURSEMENTS                         $ (91,467)
                                                                             ----------
                                                                             ----------

        You must create a separate list for each bank account for which disbursements were made during the month.

                                 OPERATING REPORT Page 3 (12 of 24)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION               CASE NO.:    00 B 28798
           ---------------------------                            ----------

                       FOR MONTH ENDING October 31, 2000
                                        ----------

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------


                     Beginning Inventory         $ 35,311,327
                                                -------------
                     Add: purchases              $    615,353
                                                -------------
                     Less: goods sold            $    (65,353)
                        (cost basis)            -------------

                     Ending Inventory            $ 35,861,327
                                                -------------

PAYROLL INFORMATION STATEMENT
-----------------------------

Gross payroll for this period                    $    720,359
                                                 ------------
Payroll taxes due but unpaid                     $        -
                                                 ------------


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
               ---------------------------------------------------

                                                     Amount of      Number of       Amounts of
                                    Date regular      Regular        Payments        Payments
     Name of Creditor/Lessor       payment is due     Payment       Delinquent      Delinquent *
--------------------------------  ---------------   ------------   ------------    -------------
Foothill Capital Corporation (1)       None            None            None             None

McDonald Douglas Finance Corp     21st each month    $ 68,620                1         $ 68,620

(1) The pre-petition term-loan subline does not have a regular payment schedule. The maximum availability of this facility is subject to a $176,667 monthly reduction beginning September of 2000.

*Include only post-petition payments    OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION               CASE NO.:    00 B 28798
           ---------------------------                            ----------

                       FOR MONTH ENDING October 31, 2000
                                        ----------

STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------------



ACCOUNTS RECEIVABLE:

                 Beginning month balance                 $ 17,654,996
                                                        --------------
                 Add: sales on account                   $    192,787
                                                        --------------
                 Less: collections/adjustments           $   (798,316)
                                                        --------------
                 End of month balance                    $ 17,049,467
                                                        --------------


   0-30 Days         31-60 Days      61-90 Days       Over 90 Days (1)          End of Month
-----------------  --------------  ---------------  -------------------   -----------------------
        $ 62,285       $ 727,019      $ 2,090,713         $ 14,169,450              $ 17,049,467
-----------------  --------------  ---------------  -------------------   -----------------------

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------


                 Beginning of month balance                  $       -
                                                          ----------------
                 Add: credit extended                        $ 448,959
                                                          ----------------
                 Less: payments of account                   $(256,040)
                                                          ----------------
                 End of month balance                        $ 192,919
                                                          ----------------


   0-30 Days        31-60 Days       61-90 Days        Over 90 Days           End of Month
-----------------  ---------------  ---------------   -----------------   -----------------------
   $ 192,919             $ -              $ -                $ -                 $ 192,919
-----------------  ---------------  ---------------   -----------------   -----------------------


        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT

(1) Assumes the following balances by entity are greater than 90 days past due as more detailed information is not available: 1) Verson $10,974,038 2) Corporate $1,996 3) PPI $23,543 4) VSPD $5,794
The remaining $3,164,079 of accounts receivable that is greater than 90 days aged relates to press and non-press receivables.

                                 OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION               CASE NO.:    00 B 28798
           ---------------------------                            ----------

                       FOR MONTH ENDING October 31, 2000
                                        ----------

                                TAX QUESTIONNAIRE
                                -----------------

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.



      1.         Federal Income Taxes            Yes       /x/     No      / /



      2.         FICA withholdings               Yes       /x/     No      / /



      3.         Employee's withholdings         Yes       /x/     No      / /



      4.         Employer's FICA                 Yes       /x/     No     / /



      5.         Federal Unemployment Taxes      Yes       /x/      No    / /



      6.         State Income Tax                Yes       /x/      No    / /



      7.         State Employee withholdings     Yes       /x/      No    / /



      8.         All other state taxes           Yes       /x/      No    / /



      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.







                                 OPERATING REPORT Page 6

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 24-Sep-00 to 01-Oct-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                06-Oct-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   54,594
                                                                      ----------
                      Income tax withheld                             $    7,568
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $    3,341
                                                                      ----------
                                        Employee's Soc. Sec                3,341
                                                                      ----------
                                        Employer's Medicare                  792
                                                                      ----------
                                        Employee's Medicare                  792
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $    8,266
                                                                      ----------
                      Tax Deposited                                   $   15,834
                                                                      ----------
                      Date Deposited                             06-Oct-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method         / /  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)
                      /x/   Electronic Federal Payment System (EFTPS) Deposit

--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              11-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


16 of 24
Hourly-Paid 10.06 (1 of 2)           Cat. #43099Z         Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 02-Oct-00 to 08-Oct-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                10-Oct-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   37,779
                                                                      ----------
                      Income tax withheld                             $    4,902
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $    2,342
                                                                      ----------
                                        Employee's Soc. Sec                2,342
                                                                      ----------
                                        Employer's Medicare                  548
                                                                      ----------
                                        Employee's Medicare                  548
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $    5,780
                                                                      ----------
                      Tax Deposited                                   $   10,682
                                                                      ----------
                      Date Deposited                             10-Oct-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method         / /  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)
                      /x/   Electronic Federal Payment System (EFTPS) Deposit

--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              12-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


17 of 24
Hourly-Paid 10.06 (2 of 2)           Cat. #43099Z         Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 24-Sep-00 to 08-Oct-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                13-Oct-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   19,131
                                                                      ----------
                      Income tax withheld                             $    2,150
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $    1,169
                                                                      ----------
                                        Employee's Soc. Sec                1,169
                                                                      ----------
                                        Employer's Medicare                  273
                                                                      ----------
                                        Employee's Medicare                  273
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $    2,884
                                                                      ----------
                      Tax Deposited                                   $    5,034
                                                                      ----------
                      Date Deposited                             13-Oct-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method         / /  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)
                      /x/   Electronic Federal Payment System (EFTPS) Deposit

--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              17-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


18 of 24
Non-Exempt-Paid 10.13              Cat. #43099Z           Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 02-Oct-00 to 08-Oct-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                13-Oct-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   58,399
                                                                      ----------
                      Income tax withheld                             $    7,814
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $    3,577
                                                                      ----------
                                        Employee's Soc. Sec                3,577
                                                                      ----------
                                        Employer's Medicare                  847
                                                                      ----------
                                        Employee's Medicare                  847
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $    8,848
                                                                      ----------
                      Tax Deposited                                   $   16,662
                                                                      ----------
                      Date Deposited                             13-Oct-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method         / /  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)
                       /x/  Electronic Federal Payment System (EFTPS) Deposit

--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              17-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


19 of 24
Hourly-Paid 10.13                Cat. #43099Z             Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 09-Oct-00 to 15-Oct-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                20-Oct-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   49,775
                                                                      ----------
                      Income tax withheld                             $    6,841
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $    3,042
                                                                      ----------
                                        Employee's Soc. Sec                3,042
                                                                      ----------
                                        Employer's Medicare                  722
                                                                      ----------
                                        Employee's Medicare                  722
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $    7,528
                                                                      ----------
                      Tax Deposited                                   $   14,369
                                                                      ----------
                      Date Deposited                             20-Oct-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method         / /  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)
                      /x/   Electronic Federal Payment System (EFTPS) Deposit

--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              24-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


20 of 24
Hourly-Paid 10.20                Cat. #43099Z             Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 09-Oct-00 to 22-Oct-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                27-Oct-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   13,686
                                                                      ----------
                      Income tax withheld                             $    1,534
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $      843
                                                                      ----------
                                        Employee's Soc. Sec                  843
                                                                      ----------
                                        Employer's Medicare                  197
                                                                      ----------
                                        Employee's Medicare                  197
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $    2,080
                                                                      ----------
                      Tax Deposited                                   $    3,614
                                                                      ----------
                      Date Deposited                             27-Oct-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method         / /  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)
                      /x/   Electronic Federal Payment System (EFTPS) Deposit

--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              31-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


21 of 24
Non-exempt-Paid 10.27              Cat. #43099Z           Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 16-Oct-00 to 22-Oct-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                27-Oct-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   46,133
                                                                      ----------
                      Income tax withheld                             $    6,311
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $    2,945
                                                                      ----------
                                        Employee's Soc. Sec                2,816
                                                                      ----------
                                        Employer's Medicare                  699
                                                                      ----------
                                        Employee's Medicare                  669
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $    7,129
                                                                      ----------
                      Tax Deposited                                   $   13,440
                                                                      ----------
                      Date Deposited                             27-Oct-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method         / /  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)
                      /x/   Electronic Federal Payment System (EFTPS) Deposit

--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              31-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


22 of 24
Hourly-Paid 10.27                Cat. #43099Z             Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 01-Oct-00 to 31-Oct-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                31-Oct-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $  440,862
                                                                      ----------
                      Income tax withheld                             $   84,286
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $   19,749
                                                                      ----------
                                        Employee's Soc. Sec               19,749
                                                                      ----------
                                        Employer's Medicare                6,534
                                                                      ----------
                                        Employee's Medicare                6,533
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $   52,565
                                                                      ----------
                      Tax Deposited                                   $  136,851
                                                                      ----------
                      Date Deposited                             31-Oct-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method         / /  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)
                      /x/   Electronic Federal Payment System (EFTPS) Deposit

--------------------------------------------------------------------------------
Amount (Form 941 Taxes)    Date of Deposit(2) EFTPS acknowledgement number or
                              01-Nov-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)    Date of Deposit    EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.
(2) Deposit was transferred to ADP during the
    month of October and remitted to the government
    on 11/1/00

23 of 24
Exempt-Paid 10.31                Cat. #43099Z             Form 6123 (rev. 06-97)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                     DECLARATION UNDER PENALTY OF PERJURY



I, Richard Drexler, acting as the duly authorized agent for Debtor in

Possession (Trustee) declare under penalty of perjury under the laws of the

United States that I have read and I certify that the figures, statements,

disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                    --------------------------------------------
                                    For the Debtor In Possession (Trustee)


                                    Print or type name and capacity of
                                    person signing this Declaration:

                                               Richard A. Drexler
                                    --------------------------------------------

                                    Chairman, President, CEO and CFO
                                   --------------------------------------------




DATED:
       --------------------------------------------




                            OPERATING REPORT Page 8